UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2018

AfterMaster, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-10196	23-2517953
(State or other jurisdictionof incorporation)	(Commission FileNumber)	(IRS Employer IdentificationNumber)

6671 Sunset Blvd., Suite 1520 Hollywood, California	90028
(Address of principal executive offices)	(zip code)

(310) 657-4886

 (Registrant’s telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

During a shareholder update call on August 21, 2018, the Company provided guidance on the sales and losses that Aftermaster, Inc. (the “Company”) expects to report in its upcoming Annual Report on Form 10-K for the year ending June 30, 2018. The Company stated that the yearly losses the Company are expected to be reduced by approximately 50% from $8,518,359 in 2017 to approximately $4,250,000 (2,151,000 cash) in 2018. The Company also confirmed that quarterly reported revenues have been increasing with approximately $335,000 in the fourth calendar quarter of 2017, $441,000 in the first calendar quarter of this year, and that the Company expects to report revenues of approximately $750,000 for the most recent quarter ending June 30, 2018. The Company also expects to report total revenue for the fiscal year ended June 30, 2018, of approximately $2,140,000, which is substantially higher than its revenues of approximately $880,000 for the prior 2017 fiscal year. The Company also believes that it has generated sales and received purchase orders during the first 45 days of this quarter totaling over $2,000,000, which is comparable to the total revenue realized in all of the prior fiscal year ending June 30, 2018. These preliminary estimates have not yet been audited, and the expected revenues may not be able to be recognized this quarter pursuant to GAAP accounting requirements. In addition the company announced that it will be receiving its third patent on August 28, 2018.

The above disclosure contains forward-looking information within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including all statements that are not statements of historical fact regarding the intent, belief or current expectations of the company, its directors or its officers with respect to, among other things: (i) the company’s plans; (ii) trends affecting the company’s financial condition or results of operations; and (iii) the company’s growth estimates and strategy and operating strategy. The words “expects,” “may,” “would,” “should,” “will,” “could,” “estimates,” “anticipates,” “believes,” “intends” and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the Company’s ability to control, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors including the risks disclosed in the Company’s Annual Report on Form 10-K for the year ending June 30, 2017.

The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under Section 18 and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2018	AFTERMASTER, INC.
	By:	/s/ Larry Ryckman
Name: Larry Ryckman
Title: President and Chief Executive Officer

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